MLP Investor Conference

Boston, MA
March 4, 2003

TEPPCO

Forward-looking Statements

- The material and information furnished in this presentation contains forward-looking statements as such are described within various provisions of the Federal Securities Laws. Forward-looking statements include projections, estimates, forecasts, plans and objectives and as such are based on assumptions, uncertainties and risk analysis. No assurance can be given that future actual results and the value of TEPPCO Partners, L.P.'s securities will not differ materially from those contained in the forward-looking statements expressed in this presentation and found in documents filed with the Securities and Exchange Commission. Although TEPPCO believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables either of an unpredictable nature or outside of TEPPCO's control that will impact and drive TEPPCO's future results and the value of its units. The receiver of this presentation must assess and bear the risk as to the value and importance he or she places on any forward-looking statements contained in this presentation. See TEPPCO Partners, L.P.'s filings with the SEC for additional discussion of risks and uncertainties that may affect such forward-looking statements.

TEPPCO Partners, L.P.

- One of the largest energy Master Limited Partnerships
- Formed in 1990 with headquarters in Houston, Texas
- General Partner owned by Duke Energy Field Services (DEFS), a premier North American midstream company
- Strong focus on corporate governance and serving interests of limited partners


Duke Energy
Field Services
(Sponsor)
100%
Texas Eastern
Products Pipeline
Company, LLC
(G.P.)
2%
10.9%
Duke Energy
TEPPCO Partners,
L.P.
(Partnership)
87.1%
Public
Unitholders

TEPPCO

The Sponsor: Duke Energy Field Services


12/31/02
Duke Energy
Equity: $15 billion
Debt: $20 billion
Firm Value: $35 billion
9/30/02
ConocoPhillips
Equity: $30 billion
Debt: $18 billion
Firm Value: $48 billion
69.7%
30.3%
DEFS
Texas Eastern Products Pipeline Company, LLC

- DEFS is owned by two substantial and well-respected energy companies
- Largest midstream company in the U.S.
- Proven, reliable, low-cost gas gatherer and processor
- Known for operational excellence and customer service orientation

TEPPCO's asset base has quadrupled over the last five years,



Millions
$2,500
$2,000
$1,500
$1,000
$500
$0
$589
$731
$778
$1,260
$1,781
$2,410
1997
1998
1999
2000
2001
2002

Asset base represents Net PP&E, intangible assets, other assets, and equity investments at year-end periods

and volumes have grown significantly,



CAGR: 20%
(since 1998)
424
168
Barrels per Year
Million
450
400
350
300
250
200
150
100
50
0
120
42
130
32
6
133
38
33
128
40
46
5
123
40
78
22
8
138
40
83
54
72
154
42
81
67
80
1997
1998
1999
2000
2001
2002
2003E
Refined Product
LPG
Crude Oil
NGL
Gas - BOE

resulting in substantial EBITDA growth.


$350
$300
$250
$200
$150
$100
$50
$0
EBITDA
Millions
$110
$135
$161
$226
$282
$315
1998
1999
2000
2001
2002
2003E

2003E represents midpoint of EBITDA range

The TEPPCO Systems

11,200 Miles of Pipelines in 16 States …


Jonah
Spindle
Greeley
Denver
Farmington
Oklahoma City
Cushing
Midland
El Dorado
Shreveport
Beaumont
Mont Belvieu
Houston
Chicago
Indianapolis
Seymour
Lima
Princeton
Creal Springs
Evansville
Cape Girardeau
Calvert City
Memphis
Helena
Watkins Glen
Albany
Selkirk
Oneonta
Providence
Du Bois
Pittsburgh
Eagle
Philadelphia
Greensburg
Coshocton
Todhunter
Cincinnati
TEPPCO Products Pipeline
TEPPCO NGL Pipelines
TEPPCO Crude Pipelines
Seaway Crude Pipeline
Centennial Pipeline
Jonah Gas Gathering System
Val Verde Gathering System
Fractionators
Terminals

… Strategically Positioned to Capitalize on Market Opportunities

TEPPCO's Three Business Segments



Upstream

Crude oil gathering, transportation, storage and marketing



Midstream

Natural gas gathering and NGL transportation and fractionation



Downstream

Refined products, LPG, and petrochemical transportation, storage and terminaling

EBITDA Contribution by Segment – 2003E


Upstream
18%
Downstream
37%
Natural
Gas
NGL
Midstream
45%

TEPPCO

TEPPCO Corporate Strategy

Our Goal: To grow sustainable cash flow and distributions

- Focus on internal growth prospects
  - Increase throughput on our pipeline systems
  - Expand/upgrade existing assets and construct new pipeline and gathering systems
- Target accretive acquisitions in our core businesses that provide attractive growth potential
  - Utilize competitive strength from alignment with DEFS
- Operate in a safe, efficient and environmentally responsible manner
- Continue track record of consistent annual distribution growth

TEPPCO's Upstream Business



TEPPCO Crude Pipelines
Seaway Crude Pipeline
Terminals
Cushing
Oklahoma City
Dallas
Midland
San Angelo
San Antonio
Houston

Upstream Strategy

- Strengthen market position around existing asset base
  - Focus activity in West Texas, South Texas and Red River areas
  - Increase margins by improving/expanding services and reducing costs through asset optimization
  - Pursue strategic acquisitions to leverage existing market presence
- Realize full potential of Seaway assets
  - Aggressively market Seaway mainline capacity, with focus on alignment with key refiners and suppliers
  - Maximize value of strong Texas City marine terminal position

TEPPCO's Downstream Business



Albany
Selkirk
Watkins Glen
Oneonta
Providence
Chicago
Lebanon
Du Bois
Eagle
Lima
Pittsburgh
Philadelphia
Bourbon
Greensburg
Coshocton
Indianapolis
Seymour
Todhunter
Cincinnati
Princeton
Creal Springs
Evansville
Cape Girardeau
Calvert City
North Little Rock
Memphis
Helena
El Dorado
Shreveport
Beaumont
Mont Belvieu
Houston
TEPPCO Products Pipeline
Centennial Pipeline
Terminals

Midwest Refined Products Supply

PADD III Production Will Continue To Support
PADD II Demand Shortfall


PADD II
NORTH DAKOTA
MINNESOTA
SOUTH DAKOTA
WISCONSIN
MICHIGAN
NEBRASKA
IOWA
ILLINOIS
INDIANA
OHIO
KANSAS
MISSOURI
KENTUCKY
PENNSYLVANIA
NEW YORK
VERMONT
MAINE
MARYLAND
WEST VIRGINIA
VIRGINIA
NORTH CAROLINA
SOUTH CAROLINA
TENNESSEE
OKLAHOMA
ARKANSAS
MISSISSIPPI
ALABAMA
GEORGIA
FLORIDA
LOUISIANA
TEXAS
PADD I
PADD III
Growing MidContinent Shortfall
Longer term supply
= North Central U.S. region
(as per EIA Annual
Energy Outlook 2003)

TEPPCO

Downstream Strategy

- Utilize TEPPCO and Centennial Pipeline systems to serve growing Midwest supply shortfall
- Centennial is a key investment for TEPPCO:
  - ***Strategically*** Allows TEPPCO to participate in the incremental demand in its core market area
  - ***Economically*** Centennial provides substantial, efficient growth capacity
- Startup of Centennial provided capacity to move record refined products volumes in 2002
  - Growth in Little Rock, Cape Girardeau, Princeton
  - Increased propane movements to Midwest and Northeast
  - Provides foundation for downstream growth initiatives

TEPPCO

Midwest Refined Products Demand

- Centennial will play a vital role in satisfying Midwest demand growth:

North Central U.S.				Growth - % per year	
	2002	2007	2012	5 yr	10 yr
MBD					
Distillate	901	1,016	1,141	2.4%	2.4%
Jet Fuel	250	260	292	0.8%	1.6%
Motor Fuel	2,121	2,311	2,552	1.7%	1.9%
TOTAL	3,272	3,587	3,985	1.9%	2.0%
Growth vs. 2002 (MBD)		+315	+713		

Data source: EIA Annual Energy Outlook 2003 - Btu demand

Recent Centennial Pipeline Developments

- TEPPCO announced purchase of additional 1/6 interest in Centennial Pipeline from CMS for $20 million
  - Attractive price due to CMS restructuring
  - TEPPCO and Marathon Ashland each own 50% interest
- TEPPCO has obtained 5-year capacity lease which benefits both Centennial and TEPPCO
  - Increased Centennial throughput will improve transit time
  - Provides mechanism for TEPPCO to optimize both systems
- Combination of purchase and lease should provide modest improvement to TEPPCO results in 2003
  - Increased Centennial revenue likely to be offset by line cleaning costs
  - Will facilitate pursuit of growth opportunities

TEPPCO

Downstream Segment Growth Potential

- Centennial provides excellent platform for long-term growth
  - Serves chronically short Midwest market
  - Supply imbalance increases if additional refineries close
  - Potential to displace river movements
  - Provides capacity to allow growth in propane movements
- Substantial cash flow potential as Centennial volumes increase
  - $10+ mm annual TEPPCO cash flow at 200,000 bpd
  - $25-$30 mm annual TEPPCO cash flow at 300,000 bpd, with modest capital investment
  - Incremental benefits to TEPPCO system from optimizing product mix and power costs

TEPPCO's Midstream Business


Jonah
Spindle
Greeley
Denver
Farmington
Midland
San Angelo
Houston
Corpus Christi
TEPPCO NGL Pipelines
Jonah Gas Gathering System
Val Verde Gathering System
Fractionators
Terminals

Midstream Strategy

- Strong portfolio of high quality assets in prolific gas producing basins
  - Assets positioned in basins playing an increasingly vital role in the United States' domestic gas supply
- Realize full potential of existing assets
  - Increase throughput on Val Verde, Jonah and Chaparral systems
  - Prudently expand capacity to meet customers' needs
- Pursue acquisition opportunities arising from natural gas industry restructuring

Val Verde Gas Gathering System

- **Acquired from Burlington Resources for $444 million on 6/30/02**
- **Gathers from 544 separate wells in San Juan Basin**
  - Fruitland Coal Fairway
  - Conventional gas formations (Dakota, Mesa Verde and Pictured Cliffs)
- **One of the largest Coal Bed Methane gas gathering and treating facilities**
  - 1 Bcf/d pipeline capacity
  - 360 miles of pipeline
  - 14 compressor stations
  - Amine treating facility
- **Attractive growth potential from infill CBM drilling and conventional gas production**


Colorado
La Plata County
San Juan County
Rio Arriba County
New Mexico

TEPPCO

Val Verde Growth Potential

- Near-term volume growth from coal bed infill drilling
  - Initial phase of drilling underway
  - Expect approval of expanded drilling by 2004
- Additional revenue from enhanced services
  - Low pressure gathering
  - Connections to improve producer market access
- Longer-term growth and increased throughput from conventional gas gathering
  - Leverage high quality assets, existing capacity and DEFS commercial presence and operating capability

Jonah Gas Gathering System

- Acquired from Alberta Energy for $360 million in Q4 2001
- Prolific producing area in early stage of development
- Significant growth prospects
  - 72 locations drilled, 468 locations remaining in Pinedale
- Financially committed and established producers
  - EnCana, Shell, BP and Ultra
- Two expansion projects completed in 2002 nearly doubled capacity
  - Expanded capacity from 450 MMcfd in Q4 2001 to 880 MMcfd in Q4 2002



Paradise
Pinedale Field
Falcon
Sublette County
Jonah Field
Yellow Point
Luman
Bird Canyon
Fontenelle
Lincoln County
Sweetwater County
WYOMING
Jonah

Jonah System Volumes


1,200
1,000
800
600
400
200
0
MMcfd
1996
1997
1998
1999
2000
2001
2002
2003E
2004E

Jonah Growth Potential

- Dedicated production from Jonah and Pinedale fields expected to exceed current Jonah gathering system capacity by 2004
  - Negotiations for Phase 3 pipeline and processing capacity expansions underway
- Trunkline capacity expansion will provide market access for Jonah and Pinedale production
  - Kern River 960 MMcfd expansion expected on line by May 2003
- Likelihood of further downspacing of Jonah and Pinedale fields
  - Would create attractive organic growth opportunities

Balance Sheet and Distribution Coverage

- Achieved substantial asset growth while strengthening financial position in 2002
- Completed $576 million of acquisitions
- Issued $380 million of equity in difficult market environment

	12/31/01	6/30/02	12/31/02
– Debt/Total Capital:	63%	72%	57%
– Debt/EBITDA:	4.1	5.4	4.2

- Increased annual distribution by $.10/unit to $2.40/unit
  - 8.8% annual distribution growth rate since 1993
  - Strong distribution coverage ratio of 1.3 at 12/31/02

Distributions have shown steady growth


Current Annual Distribution at $2.40 / unit
CAGR: 8.8%
(since 1993)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.10
$1.10
$1.10
$1.11
$1.19
$1.33
$1.45
$1.55
$1.75
$1.85
$2.00
$2.15
$2.35
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

Note: 1990 indicative of full year distribution.

TEPPCO unitholders have realized an 18% average annual return since 1990


Cumulative Return on Initial $1000 Investment
$10,000
$8,000
$6,000
$4,000
$2,000
$0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
TPP
S&P 500
DJIA

Analysis from March 1990

TEPPCO's Governance

Strict governance ensures high degree of investor confidence

- Our governance model is one of full disclosure
- Strong focus on protecting interests of limited partners and avoiding conflicts with general partner
  - TEPPCO general partner managed with high degree of independence
  - Management and employee incentives aligned with limited partners' interest
  - Special Committee of outside directors utilized whenever potential conflicts arise
  - Demonstrated record of "win-win" relationship with DEFS

TEPPCO

Conclusion

TEPPCO is well positioned for continued growth

- Strong asset positions in diversified businesses
- Visible internal growth prospects and potential acquisitions
- Growth opportunities from alignment with DEFS
- Financial strength to fund growth initiatives
- Experienced personnel with customer service orientation
- Strict governance to ensure continued stakeholder trust and confidence

TEPPCO

NYSE: TPP